Prospectus Supplement

John Hancock Capital Series

John Hancock Investment Trust

John Hancock Investment Trust II

John Hancock Classic Value Fund

John Hancock Financial Industries Fund

John Hancock Fundamental Large Cap Core Fund (the funds)

Supplement dated October 6, 2022 to each current Prospectus, as may be supplemented (each, a Prospectus)

On September 9, 2022, at a special meeting, the shareholders of each fund approved the adoption of a “manager of managers” structure. Accordingly, the following supplements the section of each fund’s Prospectus entitled “Fund details — Who’s who — Investment advisor”:

The fund relies on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the fund (other than by reason of serving as a subadvisor to the fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.

You should read this supplement in conjunction with each Prospectus and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

Statement of Additional Information Supplement

John Hancock Capital Series

John Hancock Investment Trust

John Hancock Fundamental Large Cap Core Fund

John Hancock Classic Value Fund (the funds)

Supplement dated October 6, 2022 to the current statement of additional information, as may be supplemented (the SAI)

On September 9, 2022, at a special joint meeting, the shareholders of the funds approved a proposal to amend the funds’ advisory agreement with John Hancock Investment Management LLC (the Advisor).

The following amends and replaces the narrative disclosure in the section of each fund’s SAI entitled “Investment Management Arrangements and Other Services — Advisory Agreement — Advisor Compensation” concerning the funds’ investment advisory agreements with the Advisor, but does not replace any information concerning investment advisory fees payable or paid by the funds or amend any disclosure concerning the funds’ subadvisory arrangements.

Advisor Compensation. As compensation for its advisory services under each Advisory Agreement, the Advisor receives a fee from the relevant Trust computed separately for each relevant fund. The amount of the advisory fee is determined by applying the daily equivalent of an annual fee rate to the net assets of the fund. Each fund other than U.S. Global Leaders Growth Fund pays the advisory fee daily. U.S. Global Leaders Growth Fund pays the advisory fee monthly in arrears. The management fees a fund currently is obligated to pay the Advisor are as set forth in its Prospectus.

From time to time, the Advisor may reduce its fee or make other arrangements to limit a fund’s expenses to a specified percentage of average daily net assets. The Advisor retains the right to re-impose a fee and recover any other payments to the extent that, during the fiscal year in which such expense limitation is in place, the fund’s annual expenses fall below this limit.

The following amends and replaces existing disclosure in the section of each fund’s SAI entitled “Investment Management Arrangements and Other Services — Service Agreement and Accounting and Legal Services Agreement,” but does not replace any information concerning service fees payable or paid by the funds.

Service Agreement and Accounting and Legal Services Agreement

Pursuant to (i) a Service Agreement with Capital Series (with respect to Classic Value Fund only), Investment Trust (all series), and Investment Trust II (all series); and (ii) an Accounting and Legal Services Agreement with Capital Series (with respect to U.S. Global Leaders Growth Fund only), the Advisor is responsible for providing, at the expense of the applicable Trust or Trusts, certain financial, accounting and administrative services such as legal services, tax, accounting, valuation, financial reporting and performance, compliance and service provider oversight. Pursuant to the Service Agreement, the Advisor shall determine, subject to Board approval, the expenses to be reimbursed by each fund, including an overhead allocation. Pursuant to the Accounting and Legal Services Agreement, such expenses shall not exceed levels that are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The payments under the Service Agreement and the Accounting and Legal Services Agreement are not intended to provide a profit to the Advisor. Instead, the Advisor provides the services under the Service Agreement and the Accounting and Legal Services Agreement because it also provides advisory services under the Advisory Agreement. Pursuant to each Agreement, the reimbursement shall be calculated and paid monthly in arrears.

The Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the matters to which the Service Agreement or the Accounting and Legal Services Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations under either Agreement.

The Service Agreement and the Accounting and Legal Services Agreement each had an initial term of two years, and continues thereafter so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Independent Trustees. The Trust, on behalf of any or all of the funds, or the Advisor may terminate either Agreement at any time without penalty on 60 days’ written notice to the other party. Either Agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.

You should read this supplement in conjunction with the SAI and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.